UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2019

First Internet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway	46037
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2026	INBKL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

First Internet Bancorp (the “Company”) held its annual meeting of shareholders on May 20, 2019. Shareholders voted on the following proposals, each as described further in the definitive proxy statement filed by the Company on March 28, 2019 (file no. 001-35750).

Proposal 1 – Election of Directors
The shareholders elected each of the seven nominees to serve as a director for a one-year term ending at the next annual meeting of shareholders, based on the votes listed below.

Nominee	For	Withheld	Broker Non-Votes
David B. Becker	6,869,361	508,595	1,944,238
John K. Keach, Jr.	4,484,486	2,893,470	1,944,238
David R. Lovejoy	3,904,172	3,473,784	1,944,238
Ann D. Murtlow	4,503,776	2,874,180	1,944,238
Ralph R. Whitney, Jr.	6,670,483	707,473	1,944,238
Jerry Williams	6,728,082	649,874	1,944,238
Jean L. Wojtowicz	6,807,198	570,758	1,944,238

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay Vote”)
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, based on the votes listed below.

For	Against	Abstained	Broker Non-Votes
4,258,744	2,968,122	151,090	1,944,238

Proposal 3 – Advisory Vote to Determine the Frequency of Future Say-on-Pay Votes
After considering the following voting results for this proposal, the Board of Directors has determined that the Company will include a shareholder vote on executive compensation in its proxy materials on an annual basis.

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
6,701,706	23,219	636,307	16,724	1,944,238

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders ratified the appointment of BKD, LLP to serve as the Company’s independent registered public accounting firm for 2019, based on the votes listed below.

For	Against	Abstained
9,172,800	131,693	17,701

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 21, 2019

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer